Valkyrie Bitcoin Miners ETF
Schedule of Investments
June 30, 2022 (Unaudited)
	Shares	Value
COMMON STOCKS: 99.89%
IT Services: 1.00%
Core Scientific, Inc. (a)	19,309	$28,770

Semiconductors & Semiconductor Equipment: 11.19%
Advanced Micro Devices, Inc. (a)	1,146	87,635
Intel Corp.	2,394	89,560
NVIDIA Corp.	577	87,467
Taiwan Semiconductor Manufacturing Company, Ltd. - ADR	711	58,124
		322,786
Software: 84.68%
Argo Blockchain PLC - ADR (a)	101,865	383,012
Bit Digital, Inc. (a)(b)	88,278	115,644
Bitfarms, Ltd. (a)(b)	225,762	252,854
Cipher Mining, Inc. (a)	98,267	134,626
CleanSpark, Inc. (a)	97,259	381,255
Digihost Technology, Inc. (a)(b)	89,753	91,548
DMG Blockchain Solutions, Inc. (a)(b)	607,264	110,866
Greenridge Generation Holdings, Inc. - Class A (a)	26,792	68,052
HIVE Blockchain Technologies, Ltd. (a)(b)	77,495	231,710
Hut 8 Mining Corp. (a)(b)	58,605	77,945
Iris Energy, Ltd. (a)(b)	38,126	127,722
Marathon Digital Holdings, Inc. (a)	12,540	66,964
Mawson Infrastructure Group, Inc. (a)	105,920	115,453
Riot Blockchain, Inc. (a)	26,791	112,254
Sato Technologies Corp. (b)	116,864	19,974
Stronghold Digital Mining, Inc. - Class A (a)	72,314	120,041
TeraWulf, Inc. (a)	27,681	33,217
		2,443,137
Technology Hardware, Storage & Peripherals: 3.02%
Samsung Electronics Co., Ltd. - GDR	80	87,280
TOTAL COMMON STOCKS (Cost $7,919,178)		2,881,973

Total Investments in Securities (Cost $7,919,178): 99.89%		2,881,973
Other Assets in Excess of Liabilities: 0.11%		3,235
TOTAL NET ASSETS: 100.00%		$2,885,208

ADR	American Depository Receipt
GDR	Global Depository Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services,
LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Valkyrie Bitcoin Miners Opportunities ETF
Summary of Fair Value Disclosure at June 30, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United
States of America ("U.S. GAAP") establish a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks
Information Technology	$2,881,973	$-	$-	$2,881,973
Total Common Stocks	2,881,973	-	-	2,881,973
Total Investments	$2,881,973	$-	$-	$2,881,973

Refer to the Fund's Schedule of Investments for a detailed break-out of holdings by industry.